Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2007	9/30/2006	% Chg	9/30/2007	9/30/2006	% Chg
Operating Revenues
Voice	$10,164	$8,400	21.0%	$30,997	$25,524	21.4%
Data	5,880	4,598	27.9%	17,281	13,633	26.8%
Wireless service	9,834	8	-	28,417	24	-
Directory	1,240	906	36.9%	3,417	2,716	25.8%
Other	3,014	1,726	74.6%	8,467	5,267	60.8%
Total Operating Revenues	30,132	15,638	92.7%	88,579	47,164	87.8%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	11,591	6,923	67.4%	34,321	21,450	60.0%
Selling, general and administrative	7,915	3,361	-	22,992	10,587	-
Depreciation and amortization	5,322	2,437	-	16,354	7,415	-
Total Operating Expenses	24,828	12,721	95.2%	73,667	39,452	86.7%
Operating Income	5,304	2,917	81.8%	14,912	7,712	93.4%
Interest Expense	887	442	-	2,639	1,378	91.5%
Equity in Net Income of Affiliates	162	649	-75.0%	545	1,438	-62.1%
Other Income (Expense) - Net	(17)	109	-	614	315	94.9%
Income Before Income Taxes	4,562	3,233	41.1%	13,432	8,087	66.1%
Income Taxes	1,499	1,068	40.4%	4,617	2,669	73.0%
Net Income	$3,063	$2,165	41.5%	$8,815	$5,418	62.7%

Basic Earnings Per Share
Net Income	$0.50	$0.56	-10.7%	$1.43	$1.40	2.1%
Weighted Average Common
Shares Outstanding (000,000)	6,088	3,873	57.2%	6,152	3,880	58.6%

Diluted Earnings Per Share
Net Income	$0.50	$0.56	-10.7%	$1.42	$1.39	2.2%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	6,129	3,892	57.5%	6,196	3,900	58.9%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireline	9/30/2007	9/30/2006	% Chg	9/30/2007	9/30/2006	% Chg
Segment Operating Revenues
Voice	$10,356	$8,400	23.3%	$31,619	$25,524	23.9%
Data	6,076	4,598	32.1%	17,918	13,633	31.4%
Other	1,508	1,308	15.3%	4,382	4,006	9.4%
Total Segment Operating Revenues	17,940	14,306	25.4%	53,919	43,163	24.9%

Segment Operating Expenses
Cost of sales	7,620	6,495	17.3%	22,801	20,072	13.6%
Selling, general and administrative	4,105	3,068	33.8%	12,157	9,816	23.8%
Depreciation and amortization	3,333	2,387	39.6%	10,073	7,266	38.6%
Total Segment Operating Expenses	15,058	11,950	26.0%	45,031	37,154	21.2%
Segment Income	$2,882	$2,356	22.3%	$8,888	$6,009	47.9%

Wireless *
Segment Operating Revenues
Service revenues	$9,860	$8,670	13.7%	$28,492	$24,985	14.0%
Equipment sales	1,077	891	20.9%	2,837	2,789	1.7%
Total Segment Operating Revenues	10,937	9,561	14.4%	31,329	27,774	12.8%

Segment Operating Expenses
Cost of services and equipment sales	4,079	3,725	9.5%	11,690	11,218	4.2%
Selling, general and administrative	3,183	2,836	12.2%	9,136	8,439	8.3%
Depreciation and amortization	1,709	1,582	8.0%	5,410	4,874	11.0%
Total Segment Operating Expenses	8,971	8,143	10.2%	26,236	24,531	7.0%
Segment Operating Income	1,966	1,418	38.6%	5,093	3,243	57.0%
Equity in Net Income (Loss) of Affiliates **	(40)	(36)	-11.1%	(131)	(99)	-32.3%
Segment Income	$1,926	$1,382	39.4%	$4,962	$3,144	57.8%

* Results include 100% of AT&T's actual wireless results.
** Includes minority interest recorded as Other Income (Expense) - Net on the Consolidated Statements of Income.

Advertising & Publishing
Segment Operating Revenues	$1,457	$913	59.6%	$4,378	$2,746	59.4%

Segment Operating Expenses
Cost of sales	440	277	58.8%	1,281	853	50.2%
Selling, general and administrative	315	154	-	1,000	445	-
Depreciation and amortization	238	1	-	743	2	-
Total Segment Operating Expenses	993	432	-	3,024	1,300	-
Segment Operating Income	464	481	-3.5%	1,354	1,446	-6.4%
Equity in Net Income (Loss) of Affiliates	-	(2)	-	-	(13)	-
Segment Income	$464	$479	-3.1%	$1,354	$1,433	-5.5%

Other ***
Segment Operating Revenues	$562	$469	19.8%	$1,664	$1,390	19.7%
Segment Operating Expenses	440	391	12.5%	1,468	1,137	29.1%
Segment Operating Income	122	78	56.4%	196	253	-22.5%
Equity in Net Income of Affiliates	159	644	-75.3%	533	1,421	-62.5%
Segment Income	$281	$722	-61.1%	$729	$1,674	-56.5%

*** Equity in Net Income of Affiliates includes our 60% proportionate share of wireless results in 2006.

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	9/30/07	12/31/06
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$2,714	$2,418
Accounts receivable - net of allowances for
uncollectibles of $1,362 and $1,276	16,305	16,194
Prepaid expenses	1,900	1,477
Deferred income taxes	2,433	3,034
Other current assets	2,191	2,430
Total current assets	25,543	25,553
Property, Plant and Equipment - Net	94,446	94,596
Goodwill	66,847	67,657
Licenses	35,687	34,252
Customer Lists and Relationships - Net	15,361	18,922
Other Intangible Assets - Net	6,001	6,566
Investments in Equity Affiliates	2,403	1,995
Postemployment Benefit	14,779	14,228
Other Assets	6,901	6,865
Total Assets	$267,968	$270,634

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,026	$9,733
Accounts payable and accrued liabilities	20,239	22,106
Advanced billing and customer deposits	3,471	3,402
Accrued taxes	6,282	3,026
Dividends payable	2,156	2,215
Total current liabilities	38,174	40,482
Long-Term Debt	54,585	50,063
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	22,595	27,406
Postemployment benefit obligation	28,756	28,901
Unamortized investment tax credits	158	181
Other noncurrent liabilities	12,526	8,061
Total deferred credits and other noncurrent liabilities	64,035	64,549

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,534	91,352
Retained earnings	32,606	30,375
Treasury shares (at cost)	(14,411)	(7,368)
Accumulated other comprehensive income	(5,050)	(5,314)
Total stockholders' equity	111,174	115,540
Total Liabilities and Stockholders' Equity	$267,968	$270,634

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Nine Months Ended
	9/30/07	9/30/06
Operating Activities
Net income	$8,815	$5,418
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	16,354	7,415
Undistributed earnings from investments in equity affiliates	(434)	(1,359)
Provision for uncollectible accounts	1,142	450
Amortization of investment tax credits	(23)	(21)
Deferred income tax (benefit) expense	486	(269)
Net gain on sales of investments	(29)	(10)
Gain on license exchange	(409)	-
Changes in operating assets and liabilities:
Accounts receivable	(1,253)	249
Other current assets	(661)	42
Accounts payable and accrued liabilities	(46)	(1,819)
Stock-based compensation tax benefit	(149)	(10)
Other - net	427	507
Total adjustments	15,405	5,175
Net Cash Provided by Operating Activities	24,220	10,593

Investing Activities
Construction and capital expenditures	(12,124)	(6,158)
Net investments in affiliates	-	(633)
Dispositions	993	72
Acquisitions, net of cash acquired	(233)	(115)
Proceeds from sale of marketable securities	471	-
Proceeds from sale of debt and equity securities	414	-
Investments in debt and equity securities	(301)	-
Other	28	8
Net Cash Used in Investing Activities	(10,752)	(6,826)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(4,279)	2,336
Issuance of long-term debt	7,898	1,491
Repayment of long-term debt	(3,008)	(2,882)
Purchase of treasury shares	(8,912)	(1,359)
Issuance of treasury shares	1,736	463
Dividends paid	(6,584)	(3,873)
Stock-based compensation tax benefit	149	10
Other	(172)	74
Net Cash Used in Financing Activities	(13,172)	(3,740)
Net increase in cash and cash equivalents	296	27
Cash and cash equivalents beginning of year	2,418	1,224
Cash and Cash Equivalents End of Period	$2,714	$1,251

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2007	9/30/2006	% Chg	9/30/2007	9/30/2006	% Chg

Wireless
Wireless Customers (000)				65,666	58,666	11.9%
Net Customer Additions (000)	1,993	1,358	46.8%	4,640	4,535	2.3%
M&A Activity, Partitioned Customers and Other Adjs. (000)	-	-	-	64	(13)	-
Postpaid Customers (000)				52,689	49,127	7.3%
Net Postpaid Customer Additions (000)	1,212	928	30.6%	2,804	2,869	-2.3%
Postpaid Churn	1.3%	1.5%	-20 BP	1.3%	1.5%	-20 B	P
Licensed POPs (000,000)				299	296	1.0%

In-Region Wireline [1]
Total Consumer Revenue Connections (000)
Retail Consumer Access Lines				35,811	25,641	39.7%
Consumer Broadband Connections [2]				11,716	6,913	69.5%
Video Connections: [3]
Satellite Connections				1,986	640	-
U-verse Video Connections				126	3	-
Total Consumer Revenue Connections (000)				49,639	33,197	49.5%

Net Consumer Revenue Connections Changes (000)	83	43	93.0%	731	194	-

Switched Access Lines (000)
Retail Consumer - Primary				31,691	22,068	43.6%
Retail Consumer - Additional [6]				4,120	3,573	15.3%
Retail Business [6]				22,942	16,689	37.5%
Retail [6]				58,753	42,330	38.8%

Wholesale [4,6]				3,849	4,493	-14.3%
Coin [5]				269	264	1.9%
Total Switched Access Lines (000)				62,871	47,087	33.5%

Net Switched Access Line Changes (000)	(1,207)	(824)	-46.5%	(3,598)	(2,326)	-54.7%

Total Broadband Connections (000) [2,6]				13,760	8,155	68.7%
Net Broadband Connections Changes (000) [2]	499	379	31.7%	1,590	1,234	28.8%
Video Connections (000) [3,6]				2,112	643	-
Net Video Connections Changes (000) [3]	215	53	-	602	130	-

AT&T Inc.
Capital Expenditures	$4,664	$2,116	-	$12,124	$6,158	96.9%
Dividends Declared per Share	$0.3550	$0.3325	6.8%	$1.0650	$0.9975	6.8%
End of Period Common Shares Outstanding (000,000)				6,072	3,853	57.6%
Debt Ratio [7]				35.3%	36.3%	-100 B	P
Total Employees				303,670	179,420	69.3%

[1]	In-region Wireline represents access lines served by AT&T's incumbent local exchange companies.
[2]	Broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[3]	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
[4]	Wholesale lines include 0.3 million lines purchased by AT&T Corp. at 9/30/07.
[5]	Coin includes both retail and wholesale access lines.
[6]	Prior year amounts restated to conform to current period reporting methodology.
[7]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Reconciliation of Free Cash Flow after Dividends
Dollars in Millions

unaudited

September 30, 2007	Three Months Ended	Nine Months Ended
Net cash provided by operating activities	$9,219	$24,220
Less: Construction and capital expenditures	(4,664)	(12,124)
Less: Dividends Paid	(2,170)	(6,584)
Free Cash Flow after Dividends	$2,385	$5,512

Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends. Management reviews free cash flow monthly as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes business decisions based on this measure. Management also views free cash flow as a measure of cash available to pay debt and return value to shareowners.

AT&T Inc.
Non-GAAP Wireless Reconciliations
Wireless Segment Adjusted OIBDA
Dollars in Millions

unaudited

Quarter Ended September 30, 2007
		Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenues	$9,860			$9,860
Equipment Revenues	1,077			1,077
Total Operating Revenues	$10,937	$-	$-	$10,937

Operating Expenses
Cost of Services and Equipment Sales	4,079	(60)	-	4,019
Selling, General and Administrative	3,183	(117)	-	3,066
Depreciation and Amortization	1,709	(83)	(658)	968
Total Operating Expenses	8,971	(260)	(658)	8,053

Operating Income	1,966			2,884

Plus: Depreciation and Amortization	1,709			968
OIBDA	3,675			3,852
OIBDA as a % of Service Revenue	37.3%			39.1%

Quarter Ended September 30, 2006
		Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenues	$8,670			$8,670
Equipment Revenues	891			891
Total Operating Revenues	$9,561	$-	$-	$9,561

Operating Expenses
Cost of Services and Equipment Sales	3,725	(65)	-	3,660
Selling, General and Administrative	2,836	(22)	-	2,814
Depreciation and Amortization	1,582	(52)	(314)	1,216
Total Operating Expenses	8,143	(139)	(314)	7,690

Operating Income	1,418			1,871

Plus: Depreciation and Amortization	1,582			1,216
OIBDA	3,000			3,087
OIBDA as a % of Service Revenue	34.6%			35.6%

OIBDA is defined as operating income (loss) before depreciation and amortization.  OIBDA differs from segment operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization.  OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment, or other discretionary uses.  OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.  Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.